UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2025 (July 25, 2025)

Oaktree Strategic Credit Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-01471	87-6827742
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On July 25, 2025, Oaktree Strategic Credit Fund (the “Company”) entered into an Omnibus Amendment to Transaction Documents and Fourth Amendment (collectively, the “Amendment”) to Loan Financing and Servicing Agreement, dated as of February 15, 2024 (as amended and restated, the “Loan Agreement”), among OSCF Lending IV SPV, LLC, as borrower, the Company, as servicer, Deutsche Bank National Trust Company, as the resigning collateral agent, as the resigning collateral custodian and resigning securities intermediary, Computershare Trust Company, N.A., as the successor collateral agent and the successor collateral custodian, each lender party thereto and Deutsche Bank AG, New York Branch, as facility agent. Among other things, the Amendment:

•	increased the commitment under the Loan Agreement from $300 million to $400 million;

•	reduced the interest rate margin on secured overnight financing rate (SOFR) loans from 2.40% to 1.60%;

•	extended the reinvestment period from February 15, 2027 to July 25, 2028;

•	extended the final maturity date from February 15, 2029 to July 25, 2029; and

•	appointed Computershare Trust Company, N.A. to replace Deutsche Bank National Trust Company as collateral agent and collateral custodian.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy thereof, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Third Amendment to Loan Financing and Servicing Agreement, dated as of November 14, 2024, to the Loan Financing and Servicing Agreement, dated as of February 15, 2024, among OSCF Lending IV SPV, LLC, as borrower, Oaktree Strategic Credit Fund, as servicer and equityholder, the lenders party thereto, Deutsche Bank AG, New York Branch, as facility agent, the other agents parties thereto and Deutsche Bank National Trust Company, as collateral agent and collateral custodian

10.2	Omnibus Amendment to Transaction Documents and Fourth Amendment to Loan Financing and Servicing Agreement, dated as of July 25, 2025, among OSCF Lending IV SPV, LLC, as borrower, Oaktree Strategic Credit Fund, as servicer, Deutsche Bank National Trust Company, as the resigning collateral agent, as the resigning collateral custodian and resigning securities intermediary, Computershare Trust Company, N.A., as the successor collateral agent and the successor collateral custodian, each lender party thereto, the other agents parties thereto and Deutsche Bank AG, New York Branch, as facility agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC CREDIT FUND

Date: July 28, 2025	By:	/s/ Christopher McKown
Name: Christopher McKown
Title: Chief Financial Officer and Treasurer